Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bonefide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME

1ST ATLANTA AUTO SALES
1ST CHOICE AUTO SALES INC
1ST CLASS AUTO SALES
1ST CLASS AUTOS
1ST FINANCIAL SERVICES
247 AUTO SALES
3 D AUTOMOTIVE GROUP
31 W AUTO BROKERS INC
44 AUTO MART
5 POINTS AUTO MASTERS
5 STARR AUTO
A 1 AUTO SALES INC
A TO Z AUTOS, INC
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABC AUTOTRADER
ACQUIRED TOUCH LLC
ACTION AUTO SALES & RACING
ACTION GM
ACTION MOTORS, INC.
ACURA OF ORANGE PARK
ADAMS AUTO GROUP
ADAMSON FORD LLC
ADOPT-A-CAR, LLC
ADRIAN DODGE CHRYSLER JEEP
ADVANCE AUTO WHOLESALE, INC.
ADVANCED AUTO BROKERS, INC.
ADVANTAGE AUTO
ADVANTAGE FORD LINCOLN MERCURY
AFFORDABLE RENTAL SALES
AFFORTABLE AUTOS
AGI AUTO GROUP INC
AIRPORT KIA
AJ’S AUTO
AL HENDRICKSON TOYOTA
AL PACKER FORD
ALAN BESCO CARS AND TRUCKS
ALBION MOTORS, INC.
ALETE AUTO GROUP
ALEXANDER FORD LINCOLN
ALL AMERICAN MOTORS
ALLAN VIGIL FORD
ALLEN TURNER AUTOMOTIVE
ALLRYDE INC
ALLSTAR AUTO SALES
ALTERNATIVES
AMERICAN FINANCIAL SERVICES &
AMERICAR AUTO SALES
AMG AUTO SALES INC
ANCHOR AUTO
ANDY CHEVROLET COMPANY
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.

DEALER NAME

ANDY MOHR MITSUBISHI, INC.
ANDY MOHR NISSAN, INC.
ANDY MOHR SPEEDWAY CHEVROLET
ANDY MOHR TOYOTA
ANTHONY UNDERWOOD AUTOMOTIVE
ANTHONY WAYNE AUTO SALES
ANTWERPEN NISSAN, INC.
APL OF ORLANDO
APOSTOLAKIS HONDA
APPROVAL AUTO CREDIT INC.
AR MOTORSPORTS INC
ARCH ABRAHAM NISSAN LTD
ARMSTRONG FORD INC
ART MOEHN CHEVROLET, CO.
ART MORAN PONTIAC
ASANKA CARS.COM
ASH TISDELLE MOTORS, INC.
ASHEBORO FORD LINCOLN
ASTRO LINCOLN MERCURY, INC.
ATCHINSON FORD SALES
ATLANTA AUTO CREDIT
ATLANTA BEST USED CARS LLC
ATLANTA CAR CLUB INC
ATLANTA USED CARS CENTER, INC
ATLANTIS RENT A CAR AND
AUBURN PONTIAC INC
AUCTION DIRECT USA
AURORA CHRYSLER PLYMOUTH
AUTO AMERICA
AUTO BANK
AUTO BANK, INC.
AUTO BROKERS, INC.
AUTO BUYING NETWORK
AUTO CENTER USA LLC
AUTO CHOICE SELECT LLC
AUTO CITY AT CLAYTON
AUTO CITY INC.
AUTO CREDIT CENTER INC
AUTO CREDIT OF KENTUCKY
AUTO DIRECT COLUMBUS OH
AUTO DIRECT OF CAROLINA
AUTO EXPO OF ROME
AUTO EXPRESS CREDIT INC
AUTO FINDERS OF VIRGINIA
AUTO GALLERY, INC.
AUTO LINE, INC.
AUTO MARKET, INC.
AUTO MASTERS
AUTO MAX
AUTO PLAZA
AUTO POINT USED CAR SALES
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SALES

DEALER NAME

AUTO SELECT
AUTO SHOWROOM
AUTO SOURCE OF GEORGIA
AUTO SPECIALISTS
AUTO STAR COLLECTION LLC
AUTO TECH OF VENICE INC
AUTO VILLAGE
AUTO WISE AUTO SALES
AUTO WISE OF SHELBYVILLE
AUTO WORLD
AUTODRIVE, LLC
AUTOHOUSE, US
AUTOLAND
AUTOLICIOUS SALES & SERVICE
AUTOMACKS, INC.
AUTOMAX
AUTOMOTION
AUTOMOTIVE LIQUIDATORS
AUTOMOTIVE SOLUTIONS OF
AUTOPARK
AUTOPLEX IMPORT
AUTOQUICK, INC.
AUTORAMA PREOWNED CARS
AUTOS ONLINE
AUTOS UNLIMITED
AUTOSTAR
AUTOVILLE, USA
AUTOWAY CHEVROLET
AUTOWAY FORD OF BRADENTON
AUTOWAY FORD OF ST PETE
AUTOWAY HONDA ISUZU
AUTOWAY NISSAN
AUTOWISE LLC
AUTOWOLD OF GREENWOOD LLC
AUTOWORLD
AUTOWORLD USA
AUTOXSELL SALES & MARKETING
AVENUES PREOWNED SUPERSTORE
AVERY AUTO SALES INC
AVIN ENTERPRISES, INC,
AXELROD AUTO OUTLET, INC.
AXELROD CHRYSLER
AXELROD PONTIAC
B & B TRUCK CORRAL
B & W MOTOR CARS
B & W MOTORS
B H CARS, INC.
B T MOTORS
BACHMAN AUTO GROUP, INC.
BA-KARS INC
BALES MOTOR COMPANY INC
BALLAS BUICK GMC
BALTIMORE WASHINGTON AUTO
BANK AUTO SALES

DEALER NAME

BARBIES AUTOS CORPORATION
BARTOW CHEVROLET
BARTOW FORD COMPANY
BASELINE AUTO SALES, INC.
BASIC AUTO SALES
BATTLEGROUND KIA
BEACHNUTZ AUTO SALES, LLC
BEACON MOTORS INC
BEAU TOWNSEND NISSAN, INC.
BEDFORD AUTO WHOLESALE
BEECHMONT FORD
BELL MOTORS
BELLAMY AUTOMOTIVE GROUP, INC
BELLE GLADE CHEVROLET CADILLAC
BELLS AUTO SALES
BEN DAVIS CHEVROLET OLDSMOBILE
BEN MYNATT CHEVY
BENTON AUTO SALES
BEREA AUTO MALL
BERGER CHEVROLET
BERT SMITH INTERNATIONAL
BESSEMER CHRYSLER JEEP DODGE
BEST BUY USED CARS
BEST DEAL AUTO SALES
BIARTI AUTO SALES LLC
BICKEL BROTHERS AUTO SALES INC
BIG BLUE AUTOS, LLC
BIG C AUTO CENTER
BIG D INC.
BIG M CHEVROLET
BIG O DODGE OF GREENVILLE, INC
BIG SOUTH AUTO BROKERS
BILL BLACK CHEVROLET,
BILL BRANCH CHEVROLET
BILL BROWN FORD, INC
BILL BUCK CHEVROLET, INC
BILL MAC DONALD FORD INC
BILL MARINE FORD INC
BILL OWENS AUTO SALES
BILL RAY NISSAN
BILL REILLY’S UNION CITY TOYOT
BILLS AUTO SALES & LEASING, LTD
BILLY HOWELL FORD-LINCOLN-
BILLY RAY TAYLOR AUTO SALES
BLACKSTONE IMPORTS OF
BLAKE HOLLENBECK AUTO SALES IN
BLEECKER CHEVROLET PONTIAC
BLOOMFIELD EUROTECH IMPORT
BLOOMINGTON AUTO CENTER
BLUE BOOK CARS
BLUE PRINT AUTOMOTIVE GROUP II
BOB BELL CHEV NISSAN, INC.
BOB BELL FORD
BOB BOAST DODGE

DEALER NAME

BOB CALDWELL DODGE COUNTRY INC
BOB DANCE HYUNDAI
BOB DANCE KIA
BOB DANIELS BUICK
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB MAXEY FORD
BOB MAXEY LINCOLN-MERCURY
BOB MONTGOMERY CHEVROLET, INC.
BOB PRICE MOTORS, INC
BOB STEELE CHEVROLET INC.
BOB TAYLOR CHEVROLET
BOBB DUNN FORD, INC
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BONIFACE HIERS MAZDA
BORCHERDING ENTERPRISE, INC
BOURBON MOTOR CO.
BOWDITCH FORD, INC.
BRADLEY CHEVROLET, INC.
BRADSHAW ACURA
BRAMAN HONDA OF PALM BEACH
BRANDON HONDA
BRANDON MITSUBISHI
BRANDT AUTO BROKERS
BREAKAWAY HONDA
BREMEN MOTORS
BRENTWOOD AUTO SALES
BRIGHTON CHRYSLER PLYMOUTH
BROADWAY MOTORS
BROMLEY AUTO SALES, LLC
BRONDES FORD MAUMEE LTD
BRONDES FORD, INC
BROWN MOTOR SALES
BRUNOS AUTOMOTIVE SALES, INC.
BRUNSWICK AUTO MART
BUCHANAN JENKINS HONDA,
BUCKEYE FORD MERCURY, INC.
BUDDY STASNEY’S BUICK PONTIAC
BUDGET AUTO MART
BUDGET CAR SALES OF SW FLORIDA
BUGGY ONE INC
BURD FORD
BURNT STORE AUTO AND TRAILER
BUSH AUTO PLACE
BUTLER HYUNDAI INC.
BUY REPO DIRECT
BYERLY FORD-NISSAN, INC
BYERS CHEVROLET LLC
BYERS CHRYSLER LLC
BYERS DELAWARE
BYERS DUBLIN CHEVROLET
C & S AUTO

DEALER NAME

C F AUTO SALES
CADILLAC WEST AUTO SALES
CALI-HABANA AUTO SALES CORP.
CALLAHAN AUTO SALES
CALVARY CARS & SERVICE, INC
CAMPBELL MOTORS, INC.
CANNON AND GRAVES AUTO SALES
CANNON BUICK-MITSUBISHI
CAPITAL AUTO BROKERS
CAPITAL BOULEVARD AUTO SALES
CAPITAL CADILLAC HUMMER
CAPITAL CITY IMPORTS
CAPITAL MOTORS
CAPITOL AUTO
CAPITOL AUTO SALES, INC.
CAR 1 AUTO SALES
CAR AMERICA
CAR CENTRAL
CAR COLLECTION OF TAMPA INC.
CAR COLLECTION, INC.
CAR CORRAL
CAR COUNTRY
CAR DEALZ
CAR FINDERS
CAR NET USA
CAR SOURCE, LLC.
CAR TOWN
CAR TOWN KIA USA
CAR ZONE
CARDINAL CHRYSLER JEEP DODGE
CAREY PAUL HONDA
CARL BLACK BUICK, PONTIAC, GMC
CARNECTIONS
CAROLINA AUTO IMPORTS
CARPORT SALES & LEASING, INC.
CARRIAGE KIA
CARRIAGE NISSAN
CARS & TRUCKS
CARS AND CARS, INC.
CARS OF ORLANDO
CARS TO GO AUTO SALES AND
CARS UNLIMITED
CARSMART
CARZ, INC.
CARZONE OF THE GREATER
CASCADE AUTO GROUP, LTD
CASTLE AUTO OUTLET, LLC
CASTLE USED CARS
CASTRIOTA CHEVROLET GEO INC.
CBS QUALITY CARS, INC.
CECIL CLARK CHEVROLET,INC.
CELEBRITY AUTO SALES INC
CELEBRITY NISSAN
CENTERVILLE AUTO MART

DEALER NAME

CENTRAL CAROLINA PRE-OWNED
CENTRAL RALEIGH AUTO SALES
CENTURY BUICK
CERTIFIED AUTO DEALERS
CERTIFIED CARS, INC.
CERTIFIED MOTORS, INC.
CHAMPION CHEVROLET INC.
CHAMPION PREFERRED AUTOMOTIVE
CHARLES BARKER IMPORTS
CHASE MOTORS CORPORATION
CHEAPERCAR.COM
CHECKERED FLAG HONDA
CHEROKEE HYUNDAI OF KENNESAW L
CHEVROLET BUICK OF QUINCY INC.
CHRIS CARROLL AUTOMOTIVE
CHRIS LEITH CHEVROLET
CHRIS LEITH DODGE
CHRIS MOTORS AUTO SALES
CHRIS SPEARS PRESTIGE AUTO
CHRONIC INC.
CHRYSLER JEEP OF NORTH OLMSTED
CHUCK CLANCY DODGE CHRYSLER
CINCY IMPORTS
CIRCLE CITY ENTERPRISES, INC.
CITRUS CHRYSLER JEEP DODGE
CITRUS KIA
CITY AUTO SALES
CITY CHEVROLET
CITY HYUNDAI
CITY KIA
CITY MITSUBISHI
CITY TO CITY AUTO SALES, LLC
CLAPP VOLKSWAGEN OLDSMOBILE
CLARK’S SUNSHINE
CLASSIC ASIAN IMPORTS, LLC
CLASSIC AUTO GROUP INC
CLASSIC BUICK OLDSMOBILE
CLASSIC CADILLAC ATLANTA CORP
CLASSIC CHEVROLET BMW
CLASSIC FORD
CLASSIC TOYOTA
CLASSY CYCLES
CLAYTON PRE-OWNED AUTO
CLEARWATER TOYOTA
CLERMONT DODGE
CLINTON FAMILY FORD
COACH MOTORS, INC.
COASTAL CARS, INC.
COASTAL CHEVROLET, INC.
COASTAL MITSUBISHI
COCONUT CREEK MITSUBISHI
COGGIN HONDA
COGGIN NISSAN
COGGIN PONTIAC OF ORANGE PARK

DEALER NAME

COLERAIN AUTO CENTER
COLLEGE CHEVROLET BUICK
COLUMBUS AUTO RESALE, INC
COLVIN AUTO SALES & SERVICE
COMMUNITY AUTO CENTER
CONRAD AUTO SALES, INC.
CONSUMER SOLUTIONS AUTOMOTIVES
CONTEMPORARY MITSUBISHI
CONYERS NISSAN
COOK MOTORCARS
COPPUS MOTORS - CHRYSLER,JEEP
CORAL PALM AUTO SALES
COUGHLIN AUTOMOTIVE OF
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET- NEWARK
COUGHLIN CHEVROLET OF
COUGHLIN FORD OF CIRCLEVILLE
COUNTRY CLUB MOTORS
COUNTRYSIDE FORD OF CLEARWATER
COURTESY AUTO GROUP INC.
COURTESY CHRYSLER JEEP DODGE
COURTESY FORD
COURTESY HYUNDAI, INC
COURTESY NISSAN
COURTESY PALM HARBOR HONDA
COVINGTON FORD, MERCURY, INC.
COX AUTO SALES, LLC
COX CHEVROLET INC
COX MAZDA
COYLE CHEVROLET
CR MOTOR SALES, INC.
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CREDIT AUTO SALES INC
CREDIT CARS SALES
CRESCENT FORD, INC
CRESTMONT CADILLAC
CRONIC CHEVROLET, OLDSMOBILE-
CRONIN FORD
CROSS AUTOMOTIVE
CROSSROAD MOTORS
CROSSROADS AUTO SALES INC
CROSSROADS CHRYSLER JEEP DODGE
CROSSROADS FORD
CROSSWALK AUTO
CROWN AUTO DEALERSHIPS INC.
CROWN MOTORS INC
CROWN NISSAN
CROWN NISSAN GREENVILLE
CRUISER AUTO SALES
CRYSTAL DRIVE AUTO SALES
CRYSTAL MOTOR CAR COMPANY, INC
CUSTOM CAR CARE
CUZZ’S AUTOSALES, INC.

DEALER NAME

D & D MOTORS, INC.
DADE CITY CHEVROLET INC
DALE JARRETT FORD
DALLAS CPDJ
DALTON AUTO SALES, LLC
DAN CUMMINS CHV BUICK PONTIAC
DAN TOBIN PONTIAC BUICK GMC
DAN TUCKER AUTO SALES
DAN’S AUTO SALES, INC
DARCARS WESTSIDE PRE-OWNED
DAVID SMITH AUTOLAND, INC.
DAVID WESTCOTT BUICK ISUZU
DAVIS MOTORS, INC.
DAYS CAMPING & RV CENTER, INC.
DAY’S CHEVROLET
DAYTON ANDREWS INC.
DAYTON AUTO SALES INC
DAYTONA AUTO SPORT
DAYTONA DODGE
DEACON JONES AUTO PARK
DEALS ON WHEELS AUTO MART
DEAN CHRYSLER DODGE JEEP INC
DEECO AUTO SALES
DEER FORD
DELAND TOYOTA
DELMONTE MOTOR CARS & TRUCKS
DELRAY IMPORTS, INC
DELUCA TOYOTA INC
DENNIS AUTO POINT
DENNY’S AUTO SALES, INC.
DEREK MOTORCAR CO INC
DETROIT II AUTO FINANCE
DETROIT II AUTOMOBILES
DETROIT II AUTOMOBILES, INC
DEWEY BARBER CHEVROLET
DEWITT MOTORS
DIAMOND AUTO MALL LLC
DIANE SAUER CHEVROLET, INC.
DIAZ AND SONS AUTO SALES
DICK BIGELOW CHEVROLET
DICK BROOKS HONDA
DICK KEFFER PONTIAC
DICK MASHETER FORD, INC.
DICK SMITH MUTSUBISHI
DIMMITT CHEVROLET
DIRECT AUTO EXCHANGE, LLC
DIRECT SALES & LEASING
DISCOUNT AUTO BROKERS
DISCOUNT AUTO OUTLET CORP. OF
DISCOUNT AUTO SALES
DISCOVERY AUTO SALES
DIXIE WAY MOTORS INC
DM AUTOMOTIVE
DM MOTORS, INC.

DEALER NAME

DMC AUTO EXCHANGE
DOMESTIC ACQUISITIONS
DON AYERS PONTIAC INC
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON REID FORD INC.
DON SEELYE DAEWOO
DORAL CARS OUTLET
DOTSON BROS CHRYS DODGE PLYM
DOUGLAS COUNTY DODGE
DOWN HOME MOTORS LLC
DOWNEY & WALLACE AUTO SALES
DOWNTOWN BEDFORD AUTO
DOWNTOWN FORD LINCOLN
DOWNTOWN FORD, INC.
DRAEGER MOTOR SALES, INC.
DRAKE MOTOR COMPANY
DREAM CARS UNLIMITED
DREAMS AUTO SALES
DRIVE NOW AUTO SALES
DRIVERS CAR MART
DRIVERS WORLD
DRY RIDGE TOYOTA
DUGAN CHEVROLET PONTIAC
DUNN CHEVROLET OLDS INC.
DUNN PONTIAC BUICK GMC
DUNNS WHOLESALE AUTO SALES
DUVAL HONDA
DUVAL MOTORCARS OF GAINESVILLE
E.Z. AUTO SOLUTIONS
EAGLE ONE AUTO SALES
EARL TINDOL FORD, INC.
EASLEY MITSUBISHI
EAST ANDERSON AUTO SALES
EAST ORLANDO KIA
ECONOMIC AUTO SALES INC
EC’S WHOLESALE
ED HARRISON AUTO SALES INC.
ED MARTIN PONTIAC GMC
ED MORSE AUTO PLAZA
ED TILLMAN AUTO SALES
ED VOYLES CHRYSLER-PLYMOUTH
ED VOYLES HONDA
EDGE MOTORS
EDWARDS CHEVROLET CO
EJ’S QUALITY AUTO SALES, INC.
ELITE AUTO GROUP
ELITE AUTOMOTIVE GROUP, LLC
ELITE MOTORCARS
ELITE MOTORS INC
ELITE MOTORS, INC.
ELKIN MOTOR SALES, LLC
EMMONS AUTO BROKERS
EMPIRE AUTOMOTIVE GROUP

DEALER NAME

ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE LEASING CO OF
ENTERPRISE LEASING CO. OF ORL.
ENTERPRISE LEASING COMPANY
EP MOTORS INC
ERNEST MCCARTY FORD
ERNEST MOTORS, INC.
ESSERMAN NISSAN LTD
EVANS TOYOTA INC
EVEREST AUTOMOTIVE GROUP, INC
EXCLUSIVE CARZ AND AUTO
EXECUTIVE MOTORS, INC.
EXOTIC MOTORCARS
EXTREME DODGE DODGE TRUCK
FABIAN AUTO SALES, LLC
FAIRBORN BUICK PONTIAC GMC
FAIRFIELD FORD
FAITH MOTORS, INC.
FAMILY KIA
FAMILY MOTORS
FAMILY OFFLEASE
FARM & RANCH AUTO SALES INC.
FERCO MOTORS
FERMAN CHEVROLET
FERMAN CHRYSLER JEEP DODGE AT
FERMAN CHRYSLER PLYMOUTH
FERMAN NEW PORT RICHEY
FERMAN NISSAN
FERNANDEZ AUTO SALES
FINISHLINE AUTO SALES
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST CHOICE AUTOMOTIVE INC
FIRST CLASS CAR CO
FIRST CLASS CAR COMPANY
FIRST COAST AUTO CONNECTION
FIRST STOP AUTO SALES
FIRST TEAM HYUNDAI
FITZGERALD MOTORS, INC.
FLAMMER FORD OF SPRINGHILL
FLORIDA AUTO EXCHANGE
FLORIDA GULF COAST, LLC
FLORIDA SELECT PREOWNED
FLOW CHEVROLET LLC
FLOW HONDA
FLOW VOLKSWAGEN OF GREENSBORO
FOLGER AUTOMOTIVE, LLC
FOOTHILL FORD
FORT MYERS MITSUBISHI
FORT MYERS TOYOTA INC.
FORT WALTON BEACH
FORT WAYNE ACURA
FORT WAYNE TOYOTA/LEXUS OF

DEALER NAME

FOUNTAIN AUTO MALL
FOX AUTO SALES
FRANK MYERS AUTO SALES, INC
FRANK NERO LINCOLN/MERCURY
FRED CALDWELL CHEVROLET
FRED MARTIN FORD
FRED MARTIN MOTOR COMPANY
FREEDOM AUTOMOTIVE GROUP
FRENCHIES AFFORDABLES
FRESH START AUTO SALES
FRIDAY’S AUTO SALES, INC.
FRITZ ASSOCIATES
FRONT ROW MOTORS, II
FUREYS WHEEL WORLD
FWB SPORTS & IMPORTS
GAINESVILLE DODGE
GAINESVILLE NISSAN
GALEANA CHRYSLER PLYMOUTH
GANLEY BEDFORD IMPORTS INC
GANLEY CHEVROLET, INC
GANLEY EAST, INC
GANLEY FORD WEST, INC.
GANLEY FORD, INC
GANLEY LINCOLN MERCURY
GANLEY LINCOLN MERCURY OF
GANLEY, INC
GARY SMITH FORD
GASPARILLA MOTORS, LLC
GASTONIA NISSAN, INC
GATE CITY MOTOR COMPANY, INC.
GATOR AUTO MALL, LLC
GATOR CHRYSLER-PLYMOUTH, INC.
GATORLAND TOYOTA
GENE GORMAN & ASSOC. INC. DBA
GENE GORMAN AUTO SALES
GEN-X CORP
GEORGE NAHAS OLDSMOBILE INC
GEORGES ENTERPRISES, INC.
GEORGIA CHRYSLER DODGE
GERMAIN FORD
GERMAIN HONDA
GERMAIN OF SARASOTA
GERMAIN TOYOTA
GERRY WOOD HONDA
GETTEL NISSAN INC
GETTEL TOYOTA
GIBSON TRUCK WORLD
GINN MOTOR COMPANY
GLADDING CHEVROLET, INC.
GLASSMAN OLDSMOBILE, INC.
GLEN BURNIE AUTO EXCHANGE, INC
GLENBROOK DODGE, INC.
GLENBROOK HYUNDAI
GLENN BUICK GMC TRUCKS

DEALER NAME

GLOBAL MOTORIST
GLOBAL MOTORS
GO! AUTO STORE
GOLDEN OLDIES
GOLDMARK AUTO GROUP
GOLLING CHRYSLER JEEP
GOOD MOTOR COMPANY
GOODMAN CHEV OLDS CAD NISSAN
GORDON CHEVROLET-GEO
GOSS SUZUKI OF RIVERGATE
GRAHAM AUTO SALES
GRAND 54 AUTO SALES INC.
GRANT MOTORS CORP.
GREAT LAKES CHEVROLET BUICK
GREAT LAKES HYUNDAI, INC.
GREEN FORD, INC
GREEN TREE TOYOTA
GREENBRIER C-P-J
GREENBRIER DODGE OF CHES, INC.
GREENBRIER OLDS GMC PONTIAC
GREENBRIER TRUCK CENTER, INC.
GREENBRIER VW LLC
GREENE FORD COMPANY
GREENLIGHT MOTORS, LLC
GREENLITE AUTO SALES, INC.
GREENWAY CHRYSLER JEEP DODGE
GREENWAY FORD, INC
GREENWOOD CHEVROLET, INC
GREENWOOD’S HUBBARD CHEVY OLDS
GREG SWEET CHEVY BUICK OLDS
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GROGANS TOWNE CHRYSLER
GROTE AUTOMOTIVE INC
GROVER & SONS MOTOR SALES LLC
GULF COAST AUTO BROKERS, INC.
GULF COAST AUTO WHOLESALE
GULF COAST AUTOMOTIVE
GULF COAST AUTOS INC
GUS MACHADO FORD, INC.
GWINNETT PLACE FORD
GWINNETT PLACE HONDA
GWINNETT PLACE KIA
GWINNETT PLACE NISSAN
GWINNETT SUZUKI
H & H AUTO SALES
HAASZ AUTO MALL, LLC
HAIMS MOTORS INC
HALEY FORD
HALEY TOYOTA OF RICHMOND
HALLECK AUTO SALES
HAPPY AUTO MART
HARBOR CITY AUTO SALES, INC.
HARDIE’S USED CARS, LLC

DEALER NAME

HAROLD ZEIGLER CHRYSLER DODGE
HAROLD ZEIGLER FORD INC
HARRELSON NISSA
HARRELSON TOYOTA
HATCHER’S AUTO SALES
HATFIELD CHRYSLTER PRODUCTS
HATFIELD HYUNDAI
HAWKINS MOTOR SALES
HAYDOCY PONTIAC-GMC TRUCK INC
HEADQUARTER HONDA
HEATH MOTORSPORTS
HEATHS TOYS AUTO SALES
HENDRICK PONTIAC BUICK GMC
HENNA AUTOPLEX
HENNESSY MAZDA PONTIAC GMC
HENRY COUNTY MOTOR SALES INC
HERB KINMAN CHEVROLET, INC.
HERITAGE AUTO SALES, LLC
HERITAGE VOLKSWAGEN, INC.
HIBDON MOTOR SALES
HICKORY HOLLOW CARNIVAL KIA
HIESTER PREOWNED CLEARANCE CTR
HIGH Q AUTOMOTIVE CONSULTING
HIGHLINE IMPORTS, INC.
HILL KELLY DODGE, INC
HILL OLDSMOBILE
HILLMAN MOTORS, INC.
HOFFMAN AUTO SALES
HOGSTEN AUTO WHOLESALE
HOLLER CHEVROLET
HOLLYWOOD CHRYSLER PLYMOUTH
HOMETOWN AUTO MART, INC
HOMETOWN AUTO, INC.
HOMETOWNE AUTO SALES LLC
HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA EAST
HONDA MALL OF GEORGIA
HONDA OF CONYERS
HONDA OF MENTOR
HONDA OF THE AVENUES
HONEST ENGINES
HOOVER TOYOTA, LLC
HOPKINS PONTIAC-OLDS-GMC TRUCK
HUBLER CHEVROLET CADILLAC INC
HUBLER CHEVROLET INC
HUBLER MAZDA SOUTH
HUBLER NISSAN, INC.
HUNTLEY CHEVROLET BUICK
HURLEY CHRYSLER JEEP, INC.
HUSTON MOTORS INC.
HWY 150 BUYERS WAY, INC.
HWY 39 PRE-OWNED AUTO SALES
HYMAN AUTO OUTLET, LLC

DEALER NAME

HYUNDAI OF NEW PORT RICHEY
HYUNDIA OF GREER
HYUNDIA OF ORANGE PARK
IDEAL IMPORTS LLC
IMAGINE CARS
IMMACULATE AUTO
IMPERIAL MOTORS
IMPORT MOTORSPORT, INC
INC MOTORSPORTS
INDEPENDENCE MITSUBISHI
INDY AUTO BROKERS
INDY MOTORWERKS
INDY’S UNLIMITED MOTORS
INFINITI OF TAMPA
INTEGRITY AUTO CONSULTANTS LLC
INTEGRITY AUTO SALES, INC.
INTEGRITY MOTORS, INC
INTERNATIONAL MOTORS
J & C AUTO SALES
J & M AFFORDABLE AUTO, INC.
JACK MATIA CHEVROLET
JACK MAXTON CHEVROLET INC
JACK MURPHY’S USED CARS
JACK REVELS AUTO SALES
JACK STONES CREEKSIDE SALES
JACKSON ACURA
JACKSONVILLE CHRYSLER
JADES AUTO SALE INC
JAKE SWEENEY CHEVROLET, INC
JAKMAX
JAM VEHICLES, INC,
JAMES O’NEAL CHRY-DODGE JEEP
JAMIE’S DISCOUNT AUTO SALES
JARRARD PRE-OWNED VEHICLES
JARRETT-GORDON FORD OF WINTER
JAX AUTO WHOLESALE, INC.
JAY HONDA
JAY PONIIAC BUICK
JAY’S USED CARS, LLC.
JBC AUTO INC
JB’S AUTO SALES OF PASCO, INC.
JC AUTOMAX
JC LEWIS FORD, LLC
JEFF SCHMITT AUTO GROUP
JEFF SMITH CHRYSLER,DODGE,JEEP
JEFF WYLER ALEXANDRIA, INC.115
JEFF WYLER CHEVROLET, INC
JEFF WYLER CHRYSLER
JEFF WYLER FAIRFIELD, INC
JEFF WYLER FLORENCE
JEFF WYLER SPRINGFIELD, INC
JENKINS ACURA
JENKINS HYUNDAI
JENKINS HYUNDAI OF BRADENTON

DEALER NAME

JENKINS MAZDA
JENKINS NISSAN, INC.
JIM BURKE NISSAN
JIM DOUGLAS SALES AND SERVICE
JIM KIRBY AUTOMOTIVE
JIM SHELL AUTO SALES.COM
JIM SKINNER FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMY BROCKMAN USED CARS
JIM’S AUTO SALES
JLP INVESTMENTS
JOE FIRMENT CHEVROLET
JOE RICCI MITSUBISHI DEARBORN
JOEY D’S AUTO OUTLET
JOHN BAILEY OLDS
JOHN BLEAKLEY FORD
JOHN HIESTER CHRYSLER DODGE
JOHN JONES CHEVY PONTIAC OLDS
JOHN M. LANCE FORD LLC
JORDAN AUTO SALES
JORGENSEN FORD SALES
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JOY RIDES AUTO BROKER
JPL AUTO EMPIRE
JT AUTO INC.
JULIANS AUTO SHOWCASE, INC.
JUPITER MOTORS
JUST-IN-TIME AUTO SALES INC
K & B FINANCIAL SERVICES INC
K & D AUTO SALES
K & M SUZUKI
K B AUTO EMPORIUM
K BROS MOTORS
KACHAR’S USED CARS, INC.
KAISER PONTIAC BUICK GMC
KAR AUTO SALES
KAR AUTO SALES LLC
KAR WHOLESALE
KARZ DIRECT
KEFFER CHRY PLYM JEEP
KEFFER HYUNDAI
KEFFER OF MOORESVILLE, LLC
KEITH HAWTHORNE FORD OF
KEITH HAWTHORNE HYUNDAI, LLC
KEITH HAWTHORNE MAZDA
KEITH HAWTORNE FORD
KEITH JORDANS 10 & UNDER
KEITH PIERSON TOYOTA
KELLY & KELLY INVESTMENT CO IN
KELLY FORD
KEN GANLEY NISSAN INC
KENDALL AUTO SALES CORP

DEALER NAME

KENNYS AUTO SALES, INC
KENS KARS
KENT MOTORS
KERRY CHEVROLET, INC.
KERRY NISSAN, INC.
KEVINS CAR SALES
KEY CHRYLSER PLYMOUTH INC
KIA ATLANTA SOUTH
KIA AUTO SPORT
KIA OF ALLIANCE
KIA OF BEFORD
KIA OF CLARKSVILLE
KIA OF CONYERS
KIA OF GASTONIA
KIA OF GREER
KIA OF WESLEY CHAPEL
KIA STORE ANNISTON
KIA TOWN CENTER
KINGDOM MOTOR CARS
KINGS FORD, INC
KINGS KIA
KING’S NISSAN
KNAPP MOTORS
KNE MOTORS, INC.
KOE-MAK CORP
KUHN HONDA VOLKSWAGON
KUHN MORGAN TOYOTA SCION
LA BAMBA AUTO SALES, LLC
LAFONTAINE AUTO GROUP
LAKE COUNTY AUTO SALES
LAKE KEOWEE CHRYSLER DODGE LLC
LAKE NISSAN SALES, INC.
LAKE NORMAN HYUNDAI
LAKE NORMAN INFINITI
LAKE PLACID MOTOR CAR, INC
LAKELAND AUTO MALL
LAKELAND CHRYSLER PLYMOUTH,INC
LAKELAND TOYOTA INC.
LAKES AUTO SALES, INC.
LANCASTERS AUTO SALES, INC.
LANDERS MCLARTY SUBARU
LANDMARK CDJ OF MONROE, LLC
LANDMARK DODGE CHRY/PLYM
LANG CHEVROLET COMPANY
LARA AUTO SALES, INC.
LARRY KING CHEVROLET, LLC
LARRY’S AUTO SALES
LARRY’S CAR CONNECTION
LARRY’S USED CARS
LASH AUTO SALES, INC.
LCA AUTO WHOLESALES, LTD
LEADERSHIP MOTORS EXPORTS INC
LEBANON FORD LINCOLN
LEE HYUNDAI INC

DEALER NAME

LEE’S AUTO SALES, INC
LEGACY NISSAN
LEGACY TOYOTA
LEITH LINCOLN MERCURY
LEN STOLER
LIBERTY FORD LINCOLN MERC INC
LIBERTY FORD SOUTHWEST, INC
LIGHTHOUSE AUTO SALES
LIGHTHOUSE TOYOTA
LIMBAUGH TOYOTA, INC.
LINDELL MAZDA
LINDSAY ACURA
LIONS MOTORS CORP.
LOCKHART HUMMER, INC.
LOCKLEAR CHRYSLER JEEP
LOGANVILLE FORD
LOKEY NISSAN
LORINNS USED VEHICLES
LOU BACHRODT CHEVROLET
LOUDON MOTORS, INC
LOWES AUTO SALES
LUXURY AUTO DEPOT
LUXURY CARS & FINANCIAL, INC.
LUXURY IMPORTS
LYNNHAVEN LINCOLN MERCURY
M & M AUTO WHOLESALERS, LLC
MACATAWA AUTO & FINANCE CO
MACE MOTORS
MACHADO AUTO SELL LLC
MACKENNEY AUTO SALES
MACON DEALS INC
MADISON MOTORS
MAGIC IMPORTS OF
MAHER CHEVROLET INC
MAJOR MOTORS SALES
MALCOLM CUNNINGHAM FORD
MALIBU MOTORS
MALL OF GEORGIA AUTO SALES
MALL OF GEORGIA FORD
MALOY AUTOMOTIVE LLC
MANNING MOTORS, INC.
MANNIX MOTORS
MARANATHA CAR CO
MARIETTA AUTO MART
MARK BRADLEY AUTO SALES
MARK THOMAS FORD
MARLOZ OF HIGH POINT
MARLOZ OF STATESVILLE
MAROONE CHEVROLET
MAROONE FORD OF MARGATE
MAROONE VOLVO
MARSHALL MOTORS OF FLORENCE
MARTELL LINCOLN MERCURY
MARTY FELDMAN CHEVY

DEALER NAME

MASHBURN MOTORS
MASTER CAR INTERNATIONAL, INC
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD OREGON, INC
MATIA MOTORS, INC
MATT CASTRUCCI
MATTHEWS MOTOR COMPANY
MATTHEWS MOTORS INC.
MAX CARS
MAXIE PRICE CHEVROLETS OLDS,
MAXIMUM DEALS, INC.
MAXWELL VOLKSWAGEN INC
MAZDA SAAB OF BEDFORD
MAZDA WESTSIDE
MCGHEE AUTO SALES INC.
MCKENNEY CHEVROLET
MCKENNEY DODGE LLC
MCKENNEY-SALINAS HONDA
MCKENZIE MOTOR COMPANY, INC,
MCKINNEY DODGE CHRYSLER
MCNEILL CHEVROLET, INC.
MCPHAILS AUTO SALES
MCVAY MOTORS, INC.
MECHANICSVILLE HONDA
MECHANICSVILLE TOYOTA
MEDLIN MOTORS, INC.
MELTON MOTORS, INC.
MENTOR IMPORTS,INC.
MEROLLIS CHEVROLET SALES
METRO FORD LINCOLN MERCURY
METRO HONDA
METRO MITSUBISHI
METRO USED CARS
METROLINA S & H AUTO SALES INC
METROPOLITAN LINCOLN MERCURY
MIAMI ON WHEELS INC.
MICHAEL’S MOTOR CO
MICHIGAN CAR & TRUCK, INC.
MID AMERICA AUTO GROUP
MID FLORIDA WHOLESALERS INC
MID OVERSEAS, INC.
MIDDLETON USED CARS
MIDDLETOWN FORD, INC
MIDFIELD MOTOR COMPANY, INC.
MID-LAKE MOTORS, INC.
MIDSTATE MOTORS
MID-TOWNE AUTO CENTER, INC.
MIDWAY MOTORS
MIDWEST MOTORS & TIRES
MIKE ALBERT LEASING INC
MIKE BASS FORD
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE ERDMAN MOTORS, INC.

DEALER NAME

MIKE ERDMAN TOYOTA
MIKE PRUITT HONDA, INC
MIKE SHAD FORD
MIKE SHAD NISSAN
MIKE WILSON CHEVROLET
MIKE’S AUTO FINANCE
MIKE’S BUICK PONTIAC GMC
MIKES PREOWNED SUPERSTORE
MILES AUTO CARE
MILESTONE MOTORS, L.L.C.
MILLENIUM AUTOMOTIVE GROUP
MILLER MOTOR CARS
MILTON MARTIN HONDA
MINCER MOTORS, INC.
MINIVAN SOURCE, INC.
MIRA AUTO SALES
MIRACLE CHRYSLER DODGE JEEP
MISSION AUTOMOTIVE, LLC
MITCH SMITH CHEVROLET
MLM AUTOBROKERS LLC
MOBE INC
MODERN CORP
MODERN HYUNDAI OF CONCORD LLC
MODERN NISSAN CONCORD LLC
MODERN TOYOTA
MOMENTUM AUTO SALES LLC
MONKEY WRENCHS AUTO SALES &
MONROE DODGE/CHRYSLER INC.
MONTEVALLO IMPORTS, LLC
MONTGOMERY MOTORS
MONTROSE FORD LINCOLN/MERCURY
MONTROSE MAZDA KENT
MONTROSE TOYOTA
MONTROSE TRI COUNTY KIA
MOORE NISSAN
MORAN CHEVROLET
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTOR CARS OF STUART
MOTOR NATION LLC
MOTORCARS TOYOTA
MOTORMAX OF GR
MR T’S AUTO DETAIL & SALES INC
MT CLEMENS AUTO CENTER
MULLINAX AUTO SALES
MULLINAX FORD OF PALM BEACH
MUNZY’S MOTORS INC
MURPHY AUTO SALES
MUSIC TOWN MOTOR CARS III
MY AUTO IMPORT CENTER
MY FLORIDA DIRECT AUTO
N T I
NALLEY INFINITI
NALLEY JAGUAR ROSWELL

DEALER NAME

NAPLES AUTOMOTIVE GROUP INC
NAPLETON’S NORTH PALM AUTO PK
NATIONAL AUTO FINANCE
NATIONAL CAR MART, INC
NATIONAL CAR SALES
NEIL HUFFMAN NISSAN
NEIL HUFFMAN VW
NELSON MAZDA
NELSON MAZDA RIVERGATE
NETWORK AUTO SALES INC
NEW DAWN AUTO MALL
NEW MILLENNIUM AUTO SALES, INC
NEW WAY AUTOMOTIVE
NEWCOMBS SERVICE, INC
NEWTON’S AUTO SALES, INC.
NICHOLAS DATA
NICHOLS DODGE, INC.
NIMNICHT CHEVROLET
NISSAN OF GALLATIN
NISSAN OF NORTH OLMSTED
NISSAN OF RIVERGATE
NISSAN ON NICHOLASVILLE
NISSAN SOUTH
NORSIDE IMPORTS
NORTH BROTHERS FORD, INC
NORTH COAST AUTO MALL
NORTH FLORIDA LINCOLN MERCURY
NORTH POINT MOTORS, LLC
NORTHEAST FLORIDA AUTO SOLUTIO
NORTHGATE FORD LINCOLN MERCURY
NORTHLAND CHRYSLER JEEP DODGE
NOURSE CHILLICOTHE
O C WELCH FORD LINCOLN MERCURY
OAK TREE MOTORS
OASIS AUTO SALES INC
O’BRIEN AUTO CENTER
OCEAN AUTO SALES OF MIAMI INC
OCEAN MAZDA
O’CONNOR AUTOMOTIVE, INC
O’DANIEL MOTOR SALES, INC.
OHARA CHRYSLER DODGE JEEP, INC
OHIO WHOLESALE AUTO SHIPPERS
OLD SOUTH SALES INC.
OMNI AUTO SALES
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONYX MOTORS
ORANGE PARK DODGE
ORANGE PARK MITSUBISHI
ORLANDO AUTO BROKERS, INC.
ORLANDO AUTO SPECIALISTS, INC
OXMOOR HYUNDAI
OXMOOR TOYOTA
P&L AUTO SALES

DEALER NAME

PAGE TOYOTA
PAIR OF ACES AUTO SALES
PALAFOX MOTORS, INC.
PALATKA FORD-MERCURY, INC.
PALM AUTOMOTIVE GROUP
PALM BAY FORD
PALM BAY MOTORS
PALM BEACH AUTOMOTIVE SALES IN
PALM CHEVROLET
PALM CHEVROLET OF GAINESVILLE
PALM HARBOR HONDA
PALMETTO PREOWNED
PANAMA CITY AUTOMOTIVE
PANHANDLE AUTOMOTIVE INC.
PARADISE FORD
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARK FORD
PARKS AT THE LAKE LLC
PARKS AUTOMOTIVE, INC
PARKS CHEVROLET - GEO
PARKS CHEVROLET, INC
PARKWAY FORD, INC.
PATRICK O’BRIEN JR, CHEV. INC.
PATRIOT AUTOMOTIVE SALES &
PATTERSON ENTERPRISE
PAUL HARVEY FORD SALES
PAUL MILLER FORD, INC.
PAUL’S TRADING STATION LLC
PAYNES AUTO MART AND LEASING
PEARSON FORD, INC.
PEARSON IMPORTS, INC.
PEDIGO’S HEARTLAND CROSSING
PEGGY’S AUTO SALES
PELHAM’S AUTO SALES
PENNSYVANIA AUTO SALES LLC
PENSACOLA AUTO BROKERS, INC
PENSACOLA AUTO DEPOT
PENSACOLA HONDA
PERFORMANCE CHRYSLER JEEP DODG
PERFORMANCE GMC OF
PETE MOORE CHEVROLET, INC
PETERS AUTO SALES, INC.
PHIL SMITH CHEVROLET
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS CHRYSLER-JEEP, INC
PIEDMONT AUTO SALES NETWORK
PIERSON AUTOMOTIVE
PILES CHEV-OLDS-PONT-BUICK
PINE FOREST AUTOMOTIVE CENTER
PINNACLE AUTO HOLDINGS
PINNACLE AUTO SALES
PIRTLE HOWERTON CHEVROLET
PLAINFIELD AUTO SALES, INC.

DEALER NAME

PLANET SUZUKI
PLATINUM MOTOR CARS
PLATTNER’S
PLATTNER’S TARPON SPRINGS
PLATTNER’S WINTER PARK
PLAZA LINCOLN MERCURY
PLAZA MOTORS OF VA LLC
PLAZA MOTORS, INC.
POMOCO CHRYSLER/PLY OF HAMPTON
POMPANO HONDA
PORT MOTORS
POTAMKIN HYUNDAI, INC.
POWER PONTIAC GMC OLDSMOBILE
PRECISION MOTOR CARS
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO MART, INC
PREMIER FORD LINCOLN MERCURY
PREMIER MOTORCAR GALLERY
PREMIERE CHEVROLET, INC.
PREMIUM AUTO SALES AND SERV
PRESTIGE AUTO SALES & RENTALS
PRESTIGE HONDA OF THOMASVILLE
PRESTIGE LEASING AND SALES INC
PRESTON HYUNDAI
PRICED RIGHT CARS, INC
PRIME MOTORS INC
PRIORITY 1 MOTORS, LLC
PROCAR
PROCTOR & PROCTOR
PROFESSIONAL AUTO SALES
QUALITY BANK REPOS
QUALITY CARS & TRUCKS
QUALITY IMPORTS
QUALITY IMPORTS, INC
QUALITY PONTIAC LTD
QUICK & WISER AUTO SALES
R & R WHOLESALE
R & Z AUTO SALES
R.H. CARS, INC.
R.K. CHEVROLET
RALLEY WHEELS INC
RALLYE MOTORS, INC
RANDY MARION CHEVROLET PONTIAC
RANKL & RIES MOTORCARS, INC
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN NORTHEAST MAZDA
RAY SKILLMAN OLDSMOBILE AND
RAY SKILLMAN WESTSIDE
RDM AUTOMOTIVE GROUP
RE BARBER FORD INC

DEALER NAME

READY CARS INC
RED HOAGLAND HYUNDAI, INC.
RED HOAGLAND PONTIAC GMC INC
REDMOND AUTOMOTIVE
REEVES IMPORT MOTOR CARS
REGAL CARS OF FLORIDA INC
REGAL PONTIAC, INC.
REGISTER CHEVROLET & OLDS
RELIABLE AUTO SALES
RELIABLE USED CARS
REYNOLDSBURG MOTOR CAR COMPANY
RICH FORD LINCOLN MERCURY
RICH MORTONS GLEN BURNIE
RICHMOND FORD
RICK CASE HYUNDAI
RICK DAVENPORT AUTO SALES, INC
RICK HENDRICK CHEVROLET
RICK MATTHEWS BUICK PONTIAC
RICKS AUTO SALES
RIGHTWAY AUTOMOTIVE CREDIT
RIOS MOTORS
RITA CASE CARS INC
RIVER CITY AUTO CENTER
RIVERCHASE KIA
RIVERGATE CARNIVAL KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
ROAD RUNNER AUTO SALES, INC.
ROBINSON AUTOMOTIVE GROUP
ROBKE CHEVROLET COMPANY
ROCK BOTTOM AUTO SALES, INC.
ROD HATFIELD CHEVROLET, LLC
ROD HATFIELD CHRYSLER DGE JEEP
ROGER DEAN CHEVROLET
ROGER DEAN CHEVROLET-GEO
RON ANDERSON CHEVROLET-
RON BUTLER MOTORS, LLC
ROSE CHEVROLET, INC.
ROSE CITY MOTORS
ROSE CITY MOTORS 2
ROSEVILLE CHRYSLER JEEP
ROSS’S AUTO SALES
ROUSH HONDA USED CAR COMPANY
ROUTE 4 AUTO STORE
ROY CAMPBELL CHEVROLET, INC.
ROY O’BRIEN, INC
ROYAL AUTOMOTIVE
RPM AUTO SALES LLC
RPM MOTORSPORTS OF ATLANTA LLC
RTI AUTO SALES
RYAN’S AUTO SALES
S & J AUTO SALES
S S & M AUTOMOTIVE
S WILSON’S AUTO SALES

DEALER NAME

SALTON MOTOR CARS INC
SAM GALLOWAY FORD INC.
SAM SWOPE AUTO GROUP, LLC
SAM SWOPE PONTIAC BUICK GMC
SANDY SPRINGS TOYOTA
SANFORD HONDA
SANSING CHEVROLET, INC
SANTEL AUTO SALES INC
SANTOS AUTOMOTIVE LLC
SARASOTA CHRYSLER PLYMOUTH
SARASOTA FORD
SARATOGA AUTO SALES, LLC
SATURN OF CHAPEL HILL
SATURN OF CLEARWATER
SATURN OF DECATUR
SATURN OF MIDDLEBURG HTS
SATURN OF ORLANDO - SOUTH
SATURN OF RALEIGH
SATURN OF ST PETE
SATURN OF TOLEDO
SATURN OF WEST BROWARD
SATURN OF WEST PALM BEACH
SATURN SW FLORIDA LLC DBA
SAULS MOTOR COMPANY, INC.
SAV MOR AUTOS
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH HYUNDAI
SAVANNAH MOTORS
SAVANNAH SPORTS AND IMPORTS
SAVANNAH TOYOTA & SCION
SCHULTZ AUTO BROKERS
SCHUMACHER AUTOMOBILE, INC
SCOGGINS CHEVROLET OLDS BUICK
SCOTT EVANS CHRYSLER PLYMOUTH
SCOTT EVANS NISSAN
SCOTTI’S AUTO REPAIT AND SALES
SCOTTY’S AUTO SALES
SECONDARY STRATEGIES, INC.
SELECT IMPORTS
SEMMES AUTO SALES, INC.
SERPENTI CHEVROLET OF ORVILLE
SERPENTINI CHEVROLET OF
SERRA AUTOMOTIVE
SHAMBURG AUTO SALES
SHAMROCK MOTORS LLC
SHARPNACK FORD
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHUTT ENTERPRISES
SIMMONS NISSAN
SIMS BUICK PONTIAC, LLC
SMART CENTER BUCKHEAD
SMITH FORD

DEALER NAME

SMITH’S AUTO SALES
SONNY HANCOCK
SONS ACURA
SONS HONDA
SOUTH BEACH MOTORS
SOUTH FLORIDA SALES & LEASING
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH MOTOR COMPANY OF DADE
SOUTHEAST JEEP EAGLE
SOUTHEAST SIGNATURE MOTORS
SOUTHERN MOTORS OF SAVANNAH
SOUTHERN PRIDE AUTO SALES, INC
SOUTHERN STATES NISSAN, INC.
SOUTHERN TRUST AUTO SALES
SOUTHERN USED CARS
SOUTHERN WHOLESALE CARS
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHTOWNE ISUZU
SOUTHWEST AUTO SALES
SOUTHWEST FLORIDA AUTO BROKERS
SOUTHWIND FORD INC
SPACE COAST HONDA
SPARTA CHEVROLET INC
SPARTAN LINCOLN MERCURY
SPEEDWAY MOTORS, INC
SPIRIT FORD INC
SPITZER AUTOWORLD
SPITZER AUTOWORLD SHEFFIELD
SPITZER BUICK, INC.
SPITZER DODGE
SPITZER DODGE
SPITZER KIA
SPITZER LAKEWOOD, INC
SPITZER MOTOR CITY
SPORT MAZDA
SPORT MITSUBISHI
SPORTS AND IMPORTS, INC.
ST PETE AUTO MALL
STADIUM CHEVROLET BUICK
STAN’S CAR SALES
STAR AUTO SALES
STARFLEET CARS
STARRS CARS AND TRUCKS, INC
STEARNS MOTORS OF NAPLES
STEPHEN A FINN AUTO BROKER
STEPHEN KING AUTOMOTIVE, LLC
STEVE RAYMAN CHEVROLET, LLC
STEVE SORENSON CHEVROLET INC.
STEWART NISSAN
STIENER AUTOMOTIVE GROUP
STINGRAY CHEVROLET
STOKES BROWN TOYOTA SCION
STOKES HONDA CARS OF BEAUFORT

DEALER NAME

STOKES MITSUBISHI
STONE MOUNTAIN MOTORS
STONE MOUNTAIN NISSAN
STONECREST TOYOTA
SUBARU SOUTH BLVD
SUBURBAN AUTO SALES
SUBURBAN CHEVROLET
SULLIVAN PONTIAC CADILLAC GMC
SULLIVAN’S ON BASELINE
SUMMIT PLACE KIA
SUN HONDA
SUN TOYOTA
SUNBELT HONDA
SUNCOAST CHRYSLER PLYMOUTH
SUNCOAST FORD
SUNDANCE CHEVROLET INC
SUNRISE AUTOMOTIVE
SUNSET DODGE, INC
SUNSHINE AUTO GROUP II, INC
SUNSTATE FORD
SUPER AUTO SALES
SUPERIOR ACURA
SUPERIOR AUTO SALES
SUPERIOR CHEVROLET
SUPERIOR HYUNDAI
SUPERIOR MOTORS NORTH
SUPERIOR PONTIAC BUICK GMC,INC
SUPRA ENTERPRISES
SUTHERLIN NISSAN
SUTHERLIN NISSAN MALL OF GA.
SUTHERLIN NISSAN OF FT. MYERS
SUZUKI OF NASHVILLE
SWEENEY BUICK PONTIAC GMC
SWEENEY CHEVROLET
SWEENEY CHRYSLER DODGE JEEP
T N S AUTO SALES, INC.
TALLAHASSEE FORD LINCOLN
TAMERON AUTOMOTIVE EASTERN
TAMERON AUTOMOTIVE GROUP
TAMI AUTO SALES INC
TAMIAMI FORD, INC.
TAMPA AUTO SOURCE INC
TAMPA HONDALAND
TAMPA LUXURY CARS
TAPPER AUTO SALES
TAYLOR AUTO SALES, INC.
TAYLOR CADILLAC, INC
TAYLOR FORD, INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TEAM FORD OF MARIETTA
TEAM HONDA
TEAM NISSAN OF MARIETTA
TED’S AUTO SALES, INC.

DEALER NAME

TELEGRAPH CHRYSLER JEEP, INC.
TERRY LEE HONDA
TERRY’S AUTO SALES, INC.
TEXAS MOTOR AUTO SALES
THE 3445 CAR STORE, INC.
THE AUTO LIVERY
THE AUTO OUTLET
THE AUTO SOURCE, INC
THE CAR AND TRUCK STORE LLC
THE CAR CABANA OF
THE CAR COMPANY, INC
THE CAR CONNECTION, INC.
THE CAR EXCHANGE
THE CAR LOT
THE CAR SHACK
THE CAR STORE INC.
THE KIA STORE
THE LUXURY AUTOHAUS INC.
THE MINIVAN PLACE
THE TRUCK FARM OF EASLEY
THE TRUCK LINK, LLC
THOMAS & SON INC.
THOMAS AUTO MART, INC.
THOMAS OF CAIRO, CHEV, PONT
THOMASVILLE SALES COMPANY
THOMASVILLE TOYOTA
THOMPSON CADILLAC
THORNTON CHEVROLET, INC
THRIFTY CAR SALES OF PENSACOLA
THURSTON FLEET SALES
TIMBERLAND FORD
T-MOTOR SALES
TNT USED AUTO SALES, INC.
TODD WENZEL BUICK PONTIAC GMC
TOM EDWARDS, INC
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM KELLEY BUICK GMC PONTIAC
TOM MOORE CHEVROLET
TOM SMITH TRADE IN LIQUIDATION
TOM STENHOUWER AUTO SALES INC
TOM WOOD FORD
TOM WOOD TOYOTA, INC.
TOMLINSON MOTOR COMPANY OF
TONY ON WHEELS, INC.
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY FORD
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY SELECT
TOWN CENTER KIA
TOWNSEND IMPORTS
TOWNSEND MOTORS, INC
TOWNSENDS MAGNOLIA
TOYOTA AT THE AVENUES INC

DEALER NAME

TOYOTA MALL OF GEORGIA
TOYOTA OF ALBANY
TOYOTA OF BEDFORD
TOYOTA OF CINCINNATI CO, INC.
TOYOTA OF EASLEY
TOYOTA OF GREER
TOYOTA OF HOLLYWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MCDONOUGH
TOYOTA OF MUNCIE
TOYOTA OF WINTER HAVEN
TOYOTA WEST/SCION WEST
TOYOTA-LEXUS OF MELBOURNE
TRADEWINDS MOTOR CENTER
TRI COUNTY MOTORS
TRIAD AUTO INC.
TRIAD AUTO SOURCE
TRI-COUNTY CHRYSLER PRODUCTS
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRINITY MOTORCARS INC LOT 2
TRIPLE M AUTO CONSULTANTS
TRONCALLI CHRYSLER-JEEP
TROPIC AUTO & MARINE
TROPICAL AUTO SALES
TROPICAL CHEVROLET
TROPICAL FORD
TROY FORD INC
TRUCKS DIRECT
TRYON ST AUTO MART, INC
TWO RIVERS USED CAR STORE
TWO WHEELED DREAMS LLC
TYLERS INC
U CAN RIDE AUTO GROUP LLC
U RIDE AUTO SALES
U.S. AUTO GROUP, INC.
ULTIMATE IMAGE AUTO, INC
UNDERWOOD MOTORS INC
UNION CITY NISSAN
UNIQUE AUTO SALES, LLC
UNITED AUTO BROKERS
UNITED SALES AND LEASING, INC
UNIVERSAL AUTO SALES OF PLANT
UNIVERSAL CHEVROLET CO
UNIVERSITY AUTO & TRUCK
UNIVERSITY CHEVROLET, INC
UNIVERSITY MOTORS
US 1 CHRYSLER DODGE JEEP
US 70 MOTORS LLC
US MOTORS
USA AUTO & LENDING INC
USA MOTORCARS
USED CAR DEPOT OF DURHAM
USED CAR FACTORY

DEALER NAME

USED CAR FACTORY INC
USED CAR MOTOR MALL OF GRAND
USED CAR SUPERMARKET
V AND E ENTERPRISES
VA BEACH AUTO SHOWCASE, INC.
VADEN CHEVROLET BUICK PONTIAC
VADEN VOLKSWAGEN
VALUE 1 AUTO SALES
VAN DEVERE, INC
VANN YORK NISSAN, INC.
VANN YORK PONTIAC BUICK GMC
VANN YORK TOYOTA, INC
VARIETY MOTORS, INC.
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VETERANS FORD
VIC BAILEY HONDA, INC.
VICTORIA MOTORS, LLC
VICTORY CHEVROLET LLC
VICTORY CHEVROLET OF MADISON
VICTORY NISSAN
VICTORY NISSAN OF CHESAPEAKE
VILLAGE AUTO OUTLET INC
VILLAGE FORD INC
VINCE WHIBBS PONTIAC-GMC
VOLVO OF FT. MYERS
VOLVO OF TAMPA
VOSS CHEVROLET INC
VOSS SUZUKI
W. HARE & SON
W.P.B. AUTOMART/KIA
WADE FORD INC
WADE RAULERSON
WADSWORTH AUTOMOTIVE INV, LLC
WALKER FORD CO., INC.
WALSH AUTO BODY, INC
WAYLAND MOTOR SALES
WAYNE AKERS FORD INC.
WAYNE THOMAS CHEVROLET, INC.
WEINLE AUTO SALES
WESH INC
WESLEY CHAPEL TOYOTA
WEST COAST CAR & TRUCK SALES
WEST END AUTO SALES & SERVICE
WEST SIDE TOYOTA
WESTGATE CHRYSLER JEEP DODGE
WESTLAND MOTORS RCP, INC.
WHEELS FOR SALE BY OWNER &
WHEELS MOTOR SALES
WHITE ALLEN CHEVROLET SUBARU
WHITE ALLEN HONDA
WHITTEN AUTO CENTER
WHOLESALE DIRECT
WHOLESALE DIRECT AUTO SALES

DEALER NAME

WHOLESALE, INC
WILLETT HONDA SOUTH
WILMINGTON AUTO CENTER
WILSON BROTHERS
WILSON MOTORS WHOLESALE, INC
WINTER HAVEN CHRYSLER PLYMOUTH
WINTER PARK AUTO MALL CORP
WMS MOTOR SALES, LTD
WODA AUTOMOTIVE, LLC
WOODBRIDGE MOTORS, INC.
WOODY SANDER FORD, INC.
WORLD CAR CENTER & FINANCING
WORLD CLASS AUTO SUPERSTORE
WORLD CLASS SUBARU
WORLD FORD STONE MOUNTAIN
WORLD ON WHEELS OF MIAMI INC
WORLD TOYOTA
WORLEY AUTO SALES
WOW CAR COMPANY
WRIGHT’S AUTO SALES
WULLENWEBER MOTORS
XL1 MOTORSPORTS, INC
YADKIN ROAD AUTO MART
YARK AUTOMOTIVE GROUP, INC
YERBY BAUER AUTO SALES
YERTON LEASING & AUTO SALES
YES CARS OF ATLANTA LLC
YOUR DEAL AUTOMOTIVE
ZAM’S USED CARS